SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /   /
                                                                          ---



         Pre-Effective Amendment No.                                    /   /



         Post-Effective Amendment No.   4                               / X /



                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT                /   /
OF 1940




         Amendment No.   5                                             / X /



                        (Check appropriate box or boxes.)

Sparrow Funds - File Nos.333-59877 and 811-08897
(Exact Name of Registrant as Specified in Charter)

225 S. Meramec Ave., Suite 732, St. Louis, MO                  63105
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, including Area Code:   314-725-6161

Gerald R. Sparrow, Sparrow Funds, 225 S. Meramac Ave., Suite 732 Tower, St. Louis, MO

                     (Name and Address of Agent for Service)

                                  With copy to:

            DeeAnne Sjogren, Thompson Coburn LLP
            One Firstar Plaza, St. Louis, MO  63101

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


/X/ immediately upon filing pursuant to paragraph (b)
/ / on  __________________ pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph  (a)(1)
/ / on (date) pursuant to paragraph  (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

2


                               Sparrow Growth Fund
                                     Class A
                                     Class C

                                   Prospectus

                                 January 1, 2002



INVESTMENT OBJECTIVE:

The investment objective of the Sparrow Growth Fund is long term capital appreciation.






225 South Meramec Avenue
Suite 732 Tower
St. Louis, Missouri  63105
(888)-727-3301

















The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                            PAGE
ABOUT THE FUND
         Investment Objective
         Principal Strategies
         Principal Risks of Investing in the Fund
         Is the Fund Right for You?
         General
         How the Fund has Performed

           Average Annual Total Returns for the period ended December 31, 2000


FEES AND EXPENSES OF INVESTING IN THE FUND

HOW TO BUY SHARES

         Initial Purchase
         Automatic Investment Plan
         Sales Charge
         Distribution Plans
         Additional Investments
         Purchases Without a Sales Charge (Class A Shares Only) Right of Accumulation Charge (Class A Shares Only) Letter of Intent Charge (Class A Shares Only) Tax Sheltered Retirement Plans Other Purchase Information


HOW TO REDEEM SHARES
         By Mail
         By Telephone
         Additional Information

DETERMINATION OF NET ASSET VALUE

DIVIDENDS, DISTRIBUTIONS AND TAXES

MANAGEMENT OF THE FUND


FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

ABOUT THE FUND


Investment Objective


      The investment objective of the Sparrow Growth Fund (the "Fund") is long term capital appreciation.


Principal Strategies


         The Fund invests primarily in a broad range of common stocks which Sparrow Capital Management Incorporated, the Fund's adviser, believes have above-average prospects for appreciation, based on a proprietary investment model developed by the adviser. The model looks at a variety of factors to select stocks ("core momentum growth stocks") which the adviser believes demonstrate strong earnings momentum. These momentum factors include expanding profit margins, accelerating earnings, positive earnings surprises, positive earnings estimate revisions, and positive relative price strength. The Fund invests a minimum of 80% of its total assets in growth stock.

         Although the Fund may invest in stocks of all market capitalization ranges, the majority of the Fund's investments are in common stock of large capitalization companies (over $10 billion). The adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of economic sectors.

         The Fund generally diversifies its investments across a wide range of industry sectors, based on the weighting of industries in the Standard & Poor's 500(R) Stock Price Index ("S&P 500"). The Fund's investments in companies in the same industry will not exceed more than 150% of that industry's weighting in the S&P 500 at the time of the investment. For example, if technology companies make up 20% of the S&P 500, the Fund will not invest more than 30% of its total assets in technology stocks. The Fund purchases and sells securities on a continuous basis and its portfolio turnover rate typically exceeds 100% on an annual basis. High portfolio turnover leads to increased transaction costs and higher taxes.


         The Fund may sell a stock if the Fund's adviser believes more attractive alternatives are available or the stock's momentum factors have deteriorated. As a stock appreciates, the Fund may sell part of its position in the stock if the adviser believes that the stock represents too large a percentage of the Fund's portfolio.

Principal Risks of Investing in the Fund

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.

o Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a slightly greater concentration in technology companies than the S&P 500, and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.
o Management Risk. The adviser's investment strategy may result in a higher portfolio turnover rate than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses (which would lower the Fund's total return) and could result in additional distributions to shareholders which may be treated as ordinary income for tax purposes.

o Not Insured. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o Performance Risk. The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.


Is the Fund right for You?

The Fund may be suitable for:
o Long term investors seeking a fund with a growth investment strategy o Investors willing to accept price fluctuations in their investment o Investors who can tolerate the risks associated with common stock investments

General


      The fundamental investment objective of the Fund may not be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategy, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.


How the Fund has Performed


         The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart, and if these amounts were reflected, returns would be less than those shown. The table shows how the Fund's Class A average annual total returns over time compared to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of future performance.



                                  Class A Annual Total Returns as of December 31


                                        [OBJECT OMITTED]




      During the period shown in the chart for Class A, the highest return for a quarter was _____% and the lowest return was _____%.

Average Annual Total Returns for the period ended December 31, 2001:


The returns in the following table include the effect of Class A and Class C's maximum applicable sales charge (load) imposed on purchases and Class C's maximum applicable contingent deferred sales charge ("CDSC").

                                  One Year          Since Inception1

Class A Shares                      -5.91%           19.09%
Class C Shares2                     N/A%              N/A%
S&P 500 Index                       -9.11%           14.41%

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)1              Class A
                                                                         -------
Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)..........................5.75%
NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ................NONE
NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of original purchase or redemption proceeds).NONE2

1.50%3

Redemption Fee .............................................................NONE
NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.75%
         1.75%
Distribution (12b-1) Fees (including 0.25% shareholder services fee only for
Class C).........................0.50%
         1.00%
Other Expenses.............................................................0.00%
         0.00%
Total Annual Fund Operating Expenses.......................................2.25%
2.75%


1........Processing organizations may impose transactional fees on shareholders
     (See "Purchases Without a Sales Charge" for a definition of "processing organizations").
2 A deferred sales charge of 1.00% is assessed on redemptions of class A shares that were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees if the redemption occurs within 18 months of purchase.

3        On Class C shares redeemed within one year of purchase.
Example:

         The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                                            1 year            3 years
                                            ------            --------

         Class A                    7981261
         Class C
            if you sold your shares
               at the end of the period     386878
            if you stayed in the Fund       236728

HOW TO BUY SHARES

         You may invest any amount you choose, subject to the following schedule:

-------------------------------------------- ----------------------------------------- ------------------------------------------
            TYPE OF INVESTMENT                      MINIMUM INITIAL INVESTMENT               MINIMUM SUBSEQUENT INVESTMENT
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Taxable Accounts                                             $10,000                                     $500
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Qualified Retirement Accounts                                 $2,000                                     $100
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Qualified    Retirement    Accounts    with                 No minimum                 Required  $100/month  for  minimum  of 12
Automatic Investment Plan                                                              consecutive months
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Educational IRAs                                               $500                                       -0-
-------------------------------------------- ----------------------------------------- ------------------------------------------
-------------------------------------------- ----------------------------------------- ------------------------------------------
Educational IRAs with Automatic  Investment                 No minimum                 Required  $100/month  for  minimum  of  5
Plans                                                                                  consecutive months
-------------------------------------------- ----------------------------------------- ------------------------------------------

Initial Purchase - You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund's distributor.
You may also invest directly by mail or by wire:

         By Mail- To purchase shares by mail, follow these steps:
o complete and sign the investment application form which accompanies this Prospectus; o write a check (subject to the minimum amounts) made payable to the Fund; o mail the application and check to:

            U.S. Mail:   Sparrow Growth Fund                       Overnight:    Sparrow Growth Fund
                         c/o Unified Fund Services, Inc.                        c/o Unified Fund Services, Inc.
                         P.O. Box 6110                                          431 North Pennsylvania Street
                         Indianapolis, Indiana  46206-6110                      Indianapolis, Indiana 46204


         By Wire- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund's transfer agent at (888) 727-3301 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: Sparrow Growth Fund
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.# 488921529


         You must mail a signed application to Firstar Bank, N.A (the Fund's custodian), at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the signed application are received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Automatic Investment Plan


         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting a minimum of $500 per month (or $100 per month for a Qualified Retirement Plan, for a minimum 12 month period) from your bank checking account. Educational IRA contributions may be made monthly by automatically deducting a minimum of $100 per month for five consecutive months from your checking account. You may change the amount of your monthly purchase at any time.


Sales Charge

         o Class A Shares


                  Class A shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the following table. Certain persons may be entitled to purchase shares of the Fund without paying a sales commission. See "Purchases Without a Sales Charge."



======================================= ================================================ ================================
                                                    Sales Charge as a % of:
                                          Public                                 Net
                                          Offering                             Amount       Dealer Reallowance as % of
        Amount of Investment               Price                                               Public Offering Price
                                        Invested
======================================= ================================================ ================================
Less than $50,000                         5.75%                                  6.10%                 5.25%
$50,000 but less than $100,000            4.50%                                  4.71%                 4.00%
$100,000 but less than $250,000           3.50%                                  3.63%                 3.00%
$250,000 but less than $500,000           2.50%                                  2.56%                 2.15%
$500,000 but less than $1,000,000         2.00%                                  2.04%                 1.75%
$1,000,000 or more                        None                                   None                  None
======================================= ================================================ ================================


         There is no initial sales charge on purchases of Class A shares of $1 million or more, or purchases by qualified retirement plans with at least 200 employees. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed if you redeem the Class A shares within eighteen months of purchase, based on the lower of the shares' cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.


         In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund's distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

         Except as stated below, the dealer of record receives commissions on sales of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

         On sales to qualified retirement plans for which no sales charge was paid because the plan had at least 200 eligible employees, the dealer of record receives commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million, 0.50% of the next $16 million and 0.25% thereafter.

         Under certain circumstances, the Fund's distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. The Fund's distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For purposes of determining the applicable sales charge, a "purchaser" includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense.

          o Class C Shares


         Class C Shares of the Fund are purchased at the net asset value without deducting a sales charge. The dealer of record receives a 1.50% commission on sales of Class C Shares. You do not pay an initial sales charge and all of your purchase payment is immediately invested in the Fund. Class C Shares are subject to a CDSC of 1.00% if you redeem the shares within one year of purchase, based on the lower of the shares' cost or current NAV. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.


         In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. The Fund's distributor receives the entire amount of any CDSC you pay. See the SAI for additional information about the CDSC.

         o Additional Information (Class A and Class C Shares)

         Shares of the Fund are sold on a continuous basis at the public offering price (for Class A Shares) or net asset value (for Class C Shares) next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Fund's distributor by 5:00 p.m., Eastern time, that day are confirmed at the public offering price (for Class A Shares) or net asset value (for Class C Shares) determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Fund's distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that day's public offering price (for Class A Shares) or net asset value (for Class C Shares). Direct investments received after 4:00 p.m. and others received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

Distribution Plans


         The Fund has adopted distribution plans for its Class A and Class C shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under this plan, the Fund pays an annual fee to Unified Financial Securities, Inc., the Fund's distributor, of 0.50% of the average daily net assets of the Fund invested in Class A shares, and 1.00% invested in Class C shares, to help defray the cost of distributing the Fund's shares and servicing its shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different sales charge and 12b-1 fee structure.



Additional Investments

         You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                         -the name of your account(s)
         -your account number(s)    -a check made payable to Sparrow Growth Fund


Checks should be sent to the Sparrow Growth Fund at the address listed under "Initial Purchase-By Mail". A bank wire should be sent as outlined above.


Purchases Without a Sales Charge (Class A Shares Only)


         The persons described below may purchase and redeem Class A shares of the Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Transfer Agent as to which conditions apply.

         o Directors, officers and employees of the Fund or Sparrow Funds, the adviser and service providers of the Fund, including members of the immediate family of such individuals and employee benefit plans of such entities;

         o Broker-dealers with selling agreements with the Fund's distributor or otherwise entitled to be compensated under the Fund's 12b-1 Distribution Plan (and employees, their immediate family members and employee benefit plans of such entities);
         o Registered representatives (and their immediate family members) of broker-dealers with selling agreements with the Fund's distributor;

     o    Tax-qualified   plans  when  proceeds  from  repayments  of  loans  to
          participants are invested (or reinvested) in the Fund;

         o Financial planners, registered investment advisers, bank trust departments and other financial intermediaries with service agreements with the Fund's distributor (and employees, their immediate family members and employee benefit plans of such entities);
         o Clients (who pay a fee to the relevant administrator or financial intermediary) of administrators of tax-qualified plans, financial planners, registered investment advisers, bank trust departments and other financial intermediaries, provided the administrator or financial intermediary has an agreement with the Fund's distributor or the Fund for this purpose;
         o Clients of the Fund's adviser who were not introduced to the adviser by a financial intermediary and, prior to the effective date of the Fund, executed investment management agreements with the adviser;
         o Separate accounts of insurance companies, provided the insurance company has an agreement with the Fund's distributor or the Fund for this purpose;
         o Participants in wrap account programs, provided the broker-dealer, registered investment adviser or bank offering the program has an agreement with the Fund's distributor or the Fund for this purpose.


         In addition, Class A shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement or have made special arrangements with the Fund's distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.


Right of Accumulation (Class A Shares Only)


         Any "purchaser" (as defined above) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net asset value of all shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


Letter of Intent (Class A Shares Only)


         A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments in Class A shares over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13- month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact the Fund's transfer agent to obtain a Letter of Intent application.


Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Any applicable CDSC will be subtracted from your redemption amount or your account, as you direct. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund by mail. Your request should be addressed to:

          U.S. Mail:       Sparrow Growth Fund                Overnight:        Sparrow Growth Fund
                           c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
                           P.O. Box 6110                                        431 North Pennsylvania Street
                           Indianapolis, Indiana  46206-6110                    Indianapolis, Indiana  46204


         Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 727-3301. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.


         The Fund or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.


         Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 727-3301. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.


         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund falls below $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.


                        DETERMINATION OF NET ASSET VALUE


         The price you pay for your Class A or Class C shares of the Fund is based on the net asset value ("NAV") per share. The NAV of each class of shares is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each business day on which the New York Stock Exchange is open for trading ("Business Day"). The NAV of each class is calculated separately by dividing the total assets of the class (including dividends and interest accrued but not yet received) minus liabilities (including accrued expenses) by the number of outstanding shares of the class. Purchases and redemptions of Class A and Class C shares of the Fund will be made at the next determined NAV after the order is placed. Because the value of the Fund's investment portfolio changes every Business Day, the NAV usually changes as well.

The Fund generally values its portfolio securities as follows. Equity securities are valued at the last sales price reported by the consolidated quote system prior to the normal closing of the market on which the securities are traded. If there was no sale that day, equity securities will be valued at the mean of the last bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value by the adviser, as determined in good faith pursuant to procedures approved by the Board of Trustees.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

         Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a capital gains distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND


         The Fund retains Sparrow Capital Management Incorporated, 225 South Meramec Avenue, Suite 732 Tower, St. Louis, Missouri 63105, to manage the Fund's investments. The adviser is an independent registered investment adviser which, together with its affiliated minority-owned investment management firm, Buford, Dickson, Harper & Sparrow Inc., has over $200 million of core momentum growth stock assets under management. Clients primarily include high net worth individuals and families, but also include a number of institutional clients such as pension funds. The firm was founded in 1988 and is 100% owned by the President and founder, Gerald R. Sparrow. The sole investment focus of the firm is "core momentum growth stocks" (as defined in "Principal Strategies"). The investment decisions of the Fund are made by the adviser's investment committee, which is primarily responsible for the day-to-day management of the Fund's portfolio.


         The Fund is authorized to pay the adviser a fee equal to an annual average rate of 1.75% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses on non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser.

                              FINANCIAL HIGHLIGHTS


         The following condensed supplementary financial information for Class A shares for the period October 4, 1998 (commencement of operations) through August 31, 1999, for the fiscal year ended August 31, 2000 and for the fiscal year ended August 31, 2001, and for Class C shares for the fiscal year ended August 31, 2001, is derived from the audited financial statements of the Fund. . The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.

              (For a Fund share outstanding throughout the period)

Sparrow Growth Fund
Financial Highlights
Class A


                                                    Year ended             Year ended             Period ended
                                                 August 31, 2001        August 31, 2000        August 31, 1999 (a)

                                                ------------------     ------------------     ----------------------

Selected Per Share Data
Net asset value, beginning of period             $                      $                      $
                                                17.94                  13.38                  10.00

                                                ------------------     ------------------     ----------------------

Income from investment operations

   Net investment loss                                     (0.12)      (0.30)                 (0.13)

   Net realized and unrealized gain (loss)                 (6.34)      4.86                   3.51

                                                ------------------
                                                                       ------------------     ----------------------

Total from investment operations                           (6.46)
                                                                       4.56                   3.38

                                                ------------------     ------------------     ----------------------

Less distributions
   From net investment income                                0.00                   0.00                       0.00
   From net realized gain                                  (0.02)                   0.00                       0.00

                                                ------------------
                                                                       ------------------     ----------------------

Total distributions                                        (0.02)                   0.00                       0.00

                                                ------------------     ------------------     ----------------------


                                                 $                      $                      $
Net asset value, end of period                  11.46                  17.94                  13.38

                                                ==================     ==================     ======================


Total Return                                             (35.98)%                 34.08%                     33.80%(b)

Ratios and Supplemental Data
Net assets, end of period                              $6,783,998             $8,646,430                 $5,319,057
Ratio of expenses to average net assets                     2.28%                  2.50%                      2.50%(c)
Ratio of net investment loss to
   average net assets                                     (1.29)%                (2.00)%                    (1.03)%(c)
Portfolio turnover rate                                   144.44%                117.57%                    166.41%

     (a) For the period October 4, 1998 (commencement of operations) through August 31, 1999

(b)  For a period of less than a full year, the total return is not annualized.
(c)  Annualized

Sparrow Growth Fund
Financial Highlights
Class C


                                                        Period ended
                                                    August 31, 2001 (a)

                                                   -----------------------

Selected Per Share Data
Net asset value, beginning of period                $
                                                   15.40

                                                   -----------------------

Income from investment operations
   Net investment loss                                             (0.12)
   Net realized and unrealized gain                                (3.88)

                                                   -----------------------

Total from investment operations                                   (4.00)

                                                   -----------------------

Less distributions
   From net investment income                                        0.00
   From net realized gain                                            0.00

                                                   -----------------------

Total distributions                                                  0.00

                                                   -----------------------


                                                    $
Net asset value, end of period                     11.40

                                                   =======================


Total Return                                                     (25.97)%(b)

Ratios and Supplemental Data
Net assets, end of period                                        $207,224
Ratio of expenses to average net assets                             3.94%(c)
Ratio of net investment loss to
   average net assets                                             (2.88)%(c)
Portfolio turnover rate                                           144.44%

(a) For the period November 9, 2000 (commencement of operations) through August 31, 2001.

(b)  For a period of less than a full year, the total return is not annualized.
(c)  Annualized

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


























                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance, and performance results as of the Fund's latest semi-annual or annual fiscal year end. Call the Funds at (888)-727-3301 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.
























Investment Company Act #811-08897




--------
1 October 4, 1998
2

1

                               SPARROW GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 1, 2002

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Sparrow Growth Fund dated January 1, 2002. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-888-727-3301.


                                TABLE OF CONTENTS

PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS..................................................................

CONTINGENT DEFERRED SALES CHARGES...............................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISER..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DISTRIBUTION PLANS..............................................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

TRANSFER AGENT..................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

 FINANCIALSTATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.

     The shares of the Fund are divided into two classes, designated Class A and Class C shares. The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. More information concerning the classes of shares of the Fund may be obtained by calling 1-888-727-3301.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.


     As of October 25, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Paul S. Herrin, 302 Reighley Place, Florissant, Missouri 63031 - 64.38%; Donna L. Flanning, 1563 Redcoat, Maryland Heights, Missouri 63043 - 9.67%; Rilda J. Bateman, 4661 Sarah Drive, Mason, Ohio 45040 - 7.21%; Donald J. Zugmaier, 6315 Alpha, Alton, Illinois 62002 - 6.92%; Gary M. Busenbark, 151 Busenbark Drive, Farmington, Missouri 63640 - 6.90%; Bear Stearns Securities Corporation, 1 Metrotech Center North, Brooklyn, New York 11201 - 5.25%.[ may need updating].

     As of [ ], the officers and Trustees as a group beneficially owned [ ]% of the Fund.


     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     Equity Securities. The Fund invests in common stock and other types of equity securities. Equity securities consist of common stock, preferred stock, and common stock equivalents (such as convertible preferred stock and convertible debentures, rights, and warrants) and investment companies which invest primarily in the above. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price for a specified time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund's adviser will limit the Fund's investment in convertible securities to those 3rated A or better by Moodys Investors Service, Inc. or Standard & Poor's Rating Group or, if unrated, of comparable quality in the opinion of the Fund's adviser. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

     Equity securities include S&P Depositary Receipts ("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

     The Fund may invest in foreign equity securities by purchasing American Depository Receipts (ADRs). An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (a "U.S.Government obligation") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund's adviser to be creditworthy. The Fund's adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

CONTINGENT DEFERRED SALES CHARGES

     For Class A shares, a contingent deferred sales charge ("CDSC") of 1.00%, based on the lower of the shares' cost and current net asset value, will be imposed on purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 eligible employees, if the shares are redeemed within eighteen months of purchase.



      For Class C shares, a CDSC of 1.50%, based on the lower of the shares' cost and current net asset value, will be imposed on redemptions of shares within one year of purchase.


     No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, or (ii) resulted from reinvestment of a distribution on CDSC Shares. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

     The Fund will waive any CDSC on redemptions, (a) in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, (b) for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or,
(c) in the case of living trust accounts, in the event of death or post-purchase disability of the settlor of the trust. Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability,
(2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not engage in borrowing.
        ---------

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles.


     5. Loans. The Fund will not loan its portfolio securities.
        -----

6. Reverse Repurchase Agreements. The Fund will not enter into reverse repurchase agreements.


THE INVESTMENT ADVISER


     The Fund's investment adviser is Sparrow Capital Management Incorporated (the "Adviser"). Gerald R. Sparrow is the controlling shareholder of the Adviser. Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, borrowing costs (such as interestand dividend expenses), Rule 12b-1 distribution expenses, fees and expenses of the non-interested person trustees and extra-ordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2000 and the period October 4, 1998 (commencement of operations) through August 31, 1999, the Fund paid advisory fees of $142,538, $175,828 and $67,443, respectively.


     The Adviser retains the right to use the name "Sparrow" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Sparrow" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

=================================== ======================= ================================================================
           Name, Age                       Position                              Principal Occupations
           and Address                                                            During Past 5 Years
----------------------------------- ----------------------- ----------------------------------------------------------------
Gerald R. Sparrow*                  Trustee, President      Director, President and Treasurer of Sparrow Capital
225 S. Meramec Avenue, #732         and Treasurer           Management Incorporated; President of Buford Dickson Harper
St. Louis, MO  63105                                        Sparrow, an advisory company; General partner of Sparrow Fund
Year of Birth: 1959                                         L.P., an advisory company.
----------------------------------- ----------------------- ----------------------------------------------------------------
Alex Ramos*                         Secretary               Analyst for Sparrow Capital Management Incorporated from
225 S. Meramec Avenue, #732                                 August 1997 through present.
St. Louis, MO  63105
Year of Birth: 1974
----------------------------------- ----------------------- ----------------------------------------------------------------
Herschel W. Townsend                Trustee                 Pharmacist for Schnucks, a grocery/pharmacy, from January 1991
1589 Sierra Vista Plaza                                     through present.
St. Louis, MO  63138
Year of Birth: 1940
----------------------------------- ----------------------- ----------------------------------------------------------------
Donald D. Woodruff                  Trustee                 President of Robinson, Inc. a retail (sales of hearing aids)
2526 Woodson Road                                           company from June 1992 through present.
St. Louis, MO  63114
Year of Birth: 1956
=================================== ======================= ================================================================


  Trustee fees are Trust expenses. The compensation paid to the Trustees for the fiscal year ended August 31, 2001 is set forth in the following table.


================================== ==================================
                                        Total Compensation
                                     from Trust (the Trust is
              Name                    not in a Fund Complex)
---------------------------------- ----------------------------------
Gerald R. Sparrow                               $0
---------------------------------- ----------------------------------

---------------------------------- ----------------------------------
Herschel W. Townsend                            $0
---------------------------------- ----------------------------------
Donald D. Woodruff                              $0
================================== ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.


     To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2000, and the period October 4, 1998 (commencement of operations) through August 31,1999, the Fund paid brokerage commissions of $34,314, $21,794 and $28,547, respectively.


        The Trust, Advisor and Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Comission.

DISTRIBUTION PLANS

     The Fund has adopted Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class A shares and Class C shares. Under the Class A Plan, the Fund is authorized to incur distribution expenses at maximum annual rate of 0.50% of the average daily net assets of the Fund for Class A shares. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution Plans. Under the Class C plan, the Fund pays the Adviser a fee equal to 1.00% of the average daily net assets of the Fund's Class C shares. Of this fee, the Adviser receives 0.75% for the distribution services described above. The remaining 0.25% is paid to the Adviser for payment of service fees. The Plans are designed to promote the sale of shares of the Fund.

     The Trustees expect that each Plan will significantly enhance the Fund's ability to distribute its shares. The Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and either Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the outstanding shares of the applicable class of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are trade on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's Prospectus, in the section "How to Buy Shares" describes certain types of investors for whom sales charges will be waived. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P (1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.


     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2000, and the period October 4, 1998 (commencement of operations) through August 31, 1999, the Fund's average annual total returns were [ ]%, 35.6% and 31.66%, respectively.


     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.



CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT


     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified, .in its capacity as Fund administrator, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as administrator, Unified receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets subject to an annual minimum fee of $18,000. For the fiscal year ended August 31, 2001, the fiscal year ended August 31, 2000, and the period October 4, 1998 (commencement of operations) through August 31, 1999, Unified received $[ ], $15,000 and $18,000, respectively, from the Adviser (not the Fund) for its services as administrator.


ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Management Corporation, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS


     The financial statements and independent auditor's report required to be included in the statement of additional information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended August 31, 2001. The Trust will provide the Annual Report without charge by calling the Fund at (888)-727-3301.

PART C.  OTHER INFORMATION

Item 23           Exhibits

(a) Articles of Incorporation. Copy of Registrant's Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

(b) By-laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders. None.

(d) Investment Advisory Contracts. Copy of Registrant's Management Agreement with its Adviser, Sparrow Capital Management Incorporated, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

(e)  Underwriting Contracts.

     (i) Copy of Registrant's Distribution Agreement with Unified Financial Securities, Inc. (formerly Unified Management Corporation), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

     (ii) Copy of Registrant's form of Dealer Agreement, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(f)  Bonus or Profit Sharing Contracts. None.

(g)  Custodian  Agreement.  Copy of  Registrant's  Agreement with the Custodian,
     Firstar Bank, N.A., which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(h)  Other Material Contracts. None.

(i)  Legal Opinion and Consent of Thompson Coburn LLP is filed herewith.

(j) Consent of Independent Auditors. Consent of McCurdy & Associates, C.P.A.'s, Inc. is filed herewith.

(k)  Omitted Financial Statements. None.

(l) Initial Capital Agreements. Copy of Letter of Initial Stockholders, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)  12b-1 Plan.

     (i) Copy of the Sparrow Funds Distribution Plan (for Class A), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

     (ii) Copy of the Class C Plan of Distribution which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

(n) Rule 18f-3 Plan. Copy of the Sparrow Fund's Multiple Class Plan pursuant to Rule 18f-3 which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

(o)  Reserved.

(p) Code of Ethics. Copies of the revised Code of Ethics for the Sparrow Funds and Sparrow Capital Management Incorporated which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

(q)  Power of Attorney.

     (i) Power of Attorney for Registrant and Certificate with respect thereto, which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, are hereby incorporated by reference.

     (ii) Powers of Attorney for the Trustees and Officers, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.


Item 24. Persons Controlled by or Under Common Control with the Registrant
--------------------------------------------------------------------------

None.


Item 25. Indemnification

     (a) Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

     Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

     Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

              (b) The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

               (c) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

               (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     A. Sparrow Capital Management Incorporated ("Sparrow"), 225 S. Meramac Ave., Suite 732 Tower, St. Louis, MO 63105, adviser to Sparrow Funds, is a registered investment adviser. Information with respect to each officer and member of Sparrow is incorporated by reference to Schedule A of Part I of Form ADV filed by it with the NASD's CRD/IARD system under the Investment Adviser's Act of 1940, as amended (File No. 801-42906).



Item 27.  Principal Underwriters

     (a) Unified Financial Securities, Inc. the Registrant's Distributor, acts as distributor for the following funds:

          AmeriPrime Advisors Trust, AmeriPrime Funds, AmeriPrime Funds, ATC Funds, iMillenium Capital Trust, The Julius Baer Investment Funds, The Kenwood Funds, Lindbergh Funds, The Milestone Funds, Regional Opportunity Fund, The Rockland Fund Trust, Securities Management & Timing Fund, The Sparrow Funds, Tanaka Funds, Valenzuela Capital Trust, Wallace Funds



     (b) Information with respect to each director and officer of Unified Financial Securities, Inc. is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 ( File No. 8-23508). No director or officer of Unified holds any position with the Fund.

          (c)   Not applicable.


Item 28. Location of Accounts and Records

          Unified Fund Services, Inc.
          431 N. Pennsylvania  Street
          Indianapolis, IN 46204

          Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

          Firstar Bank, N.A.
          425 Walnut Street
          Cincinnati,  OH 45202

          Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3).

          Unified Financial Securities, Inc.
          431 N. Pennsylvania  Street
          Indianapolis,  IN  46204

          Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d).

          Sparrow Capital Management
          225 S. Meramac Ave., Suite 732 Tower
          St. Louis, MO  63105

          Will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f).


Item 29. Management Services Not Discussed in Parts A or B
----------------------------------------------------------

                  None.


Item 30. Undertakings.


Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Articles of Incorporation in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

























                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, State of Missouri, on the 31st day of December, 2001.

                                Sparrow Funds

                         By:      /s/
                        --------------------------------------------------
                                Alex Ramos
                                Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 31, 2001.


     /s/
---------------------------
Gerald R. Sparrow
President, Treasurer and Trustee


     /s/
---------------------------
Herschel W. Townsend
Trustee


    /s/
----------------------------
Donald D. Woodruff
Trustee












                                 EXHIBIT INDEX





1.      Consent of Thompson Coburn, LLP...........................EX-99.B10

2.      Consent of McCurdy & Associates...........................EX-99.B11